UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 20, 2006

Comarco, Inc.

(Exact name of registrant as specified in its charter)

California	000-05449	95-2088894
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Cromwell, Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 599-7400

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

In response to this Item, the registrant incorporates by reference the discussion under “Item 2 On Proxy Card Approval of the Adoption of the 2005 Equity Incentive Plan” and “APPENDIX A COMARCO, INC. 2005 EQUITY INCENTIVE PLAN” in its Proxy Statement dated May 16, 2006 and filed with the SEC on May 16, 2006 (File No. 1-13883).

On June 20, 2006, at their annual meeting, the registrant’s shareholders adopted the 2005 Equity Incentive Plan.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits:

The exhibit list called for by this item is incorporated by reference to the Exhibit Index filed as part of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMARCO, INC. (Registrant)

Date June 21, 2006	/s/ Daniel R. Lutz
(Signature)
Daniel R. Lutz
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10	Comarco, Inc. 2005 Equity Incentive Plan (incorporated by reference to Appendix A to the registrant’s Proxy Statement dated May 16, 2006 filed May 16, 2006)

99	Press Release of Comarco, Inc. dated June 20, 2006 regarding results of 2006 annual meeting of shareholders